Exhibit 10.14.6
FIFTH AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This FIFTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 13, 2022, is entered into by and among the following parties:

(i) CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);

(ii) GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin” and, together with the Seller, the “Seller Parties” and each, a “Seller Party”);

(iii) WELLS FARGO BANK, N.A. (“WF”) as a Financial Institution and as the Managing Agent for WF’s Purchaser Group;

(iv) LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit;

(v) THE BANK OF NOVA SCOTIA (“BNS”), as the Related Financial Institution for Liberty Street and as the Managing Agent for Liberty Street’s Purchaser Group;

(vi) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit;

(vii) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (“Credit Agricole”), as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group;

(viii) U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as the Related Financial Institution for U.S. Bank and as the Managing Agent for U.S. Bank’s Purchaser Group;

(ix) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Financial Institution, as the Managing Agent for PNC’s Purchaser Group and as an LC Bank;

(x) VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and

(xi) MUFG BANK, LTD. (“MUFG”) (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent.

PRELIMINARY STATEMENTS

WHEREAS, the parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement.

Section 2. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

Section 9.1 of the Receivables Purchase Agreement is hereby amended by restating clause (f) thereof in its entirety as follows:

(f) As at the end of any calendar month occurring (x) from April 30, 2022 through September 30, 2022, the Delinquency Ratio shall exceed 10.50% and (y) at any other time, the Delinquency Ratio shall exceed 5.75%.

Section 3. Representations and Warranties. On the date hereof, each Seller Party hereby represents and warrants (as to itself) to the Purchasers, the Managing Agents and the Agent as follows:

(A) after giving effect to this Amendment and each of the Related Agreements, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event;

(B) after giving effect to this Amendment and each of the Related Agreements, the representations and warranties of such Person set forth in the Receivables Purchase Agreement and each other Transaction Document are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(C) this Amendment and each of the Related Agreements to which such Person is a party, constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

Section 4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment, duly executed by each of the parties hereto.

Section 5. Miscellaneous.

(A) Effect of Amendment; Ratification. Except as specifically set forth herein, the Receivables Purchase Agreement (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Purchase Agreement other than as specifically set forth herein.

(B) Costs, Fees and Expenses. The Seller agrees to reimburse each of the parties hereto (other than Griffin) on demand for all reasonable costs, fees and expenses incurred by such parties (including, without limitation, their reasonable agreed fees and expenses of counsel) incurred in connection with the preparation, execution and delivery of this Amendment and each of the Related Agreements.

(C) Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(D) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(E) Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

(F) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(G) WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT,

ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

CARDINAL HEALTH FUNDING, LLC,
as Seller

By:
Name:
Title:

GRIFFIN CAPITAL, LLC,
as Servicer

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as a Financial Institution and as Managing Agent
for WF’s Purchaser Group

By: ______________________________________
Name:
Title:

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK NEW YORK BRANCH,
as Related Financial Institution for Atlantic and as
Managing Agent for Atlantic’s Purchaser Group

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Financial Institution and as Managing Agent
for PNC’s Purchaser Group

By: ______________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank

By: ______________________________________
Name:
Title:

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By:_____________________________________
Name:
Title:

MUFG BANK, LTD.,
as Related Financial Institution for Victory

By:_______________________________________
Name:
Title:

MUFG BANK, LTD.,
as Managing Agent for Victory’s Purchaser Group

By:_______________________________________
Name:
Title:

MUFG BANK, LTD.,
as Agent

By:_______________________________________
Name:
Title:

LIBERTY STREET FUNDING LLC,
as a Conduit

By: ______________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Related Financial Institution for Liberty Street
and as Managing Agent for Liberty Street’s
Purchaser Group

By: ______________________________________
Name:
Title:

U.S BANK NATIONAL ASSOCIATION,
as a Financial Institution and as Managing Agent
for U.S. Bank’s Purchaser Group

By: ______________________________________
Name: